SIXTH AMENDMENT TO LOAN AGREEMENT
THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of the 23rd day of September, 2016 (the “Amendment Date”), by and between IMH FINANCIAL CORPORATION, a Delaware corporation (“Borrower”), and SRE MONARCH LENDING, LLC, a Delaware limited liability company (“Lender”).
RECITALS
WHEREAS, Borrower and Lender have entered into that certain Loan Agreement dated as of December 31, 2014, as amended by that certain First Amendment to Loan Agreement dated as of April 23, 2015, as further amended by that certain Second Amendment to Loan Agreement dated as of June 23, 2015, as further amended by that certain Third Amendment to Loan Agreement dated as of August 24, 2015, as further amended by that certain Fourth Amendment to Loan Agreement dated as of November 23, 2015, as further amended by that certain Fifth Amendment to Loan Agreement dated as of March 23, 2016, as further amended by that certain letter agreement dated September 19, 2016, and as further amended by that certain letter agreement dated September 21, 2016 (collectively, the “Loan Agreement”); and
WHEREAS, Borrower and Lender desire to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
AMENDMENT
1.Defined Terms. Capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings provided to such terms in the Loan Agreement (including as amended by this Amendment).

2.Amendment. The Loan Agreement is hereby amended as follows:

(a)The definition of “Facility Maturity Date” is deleted and the following is substituted in its place:

“ “Facility Maturity Date”: The latest of (a) January 22, 2016, (b) if the Borrower timely and properly exercises the First Extension Option, February 22, 2016, (c) if the Borrower has timely and properly exercised the First Extension Option and timely and properly exercises the Second Extension Option, March 23, 2016, (d) if the Borrower has timely and properly exercised the First Extension Option and the Second Extension Option and timely and properly exercises the Third Extension Option, June 21, 2016, (e) if the Borrower has timely and properly exercised the First Extension Option, the Second Extension Option and the Third Extension Option and timely and properly exercises the Fourth Extension Option, September 19, 2016, or (f) if the Borrower has timely and properly exercised the First Extension Option, the Second Extension Option, the Third Extension Option and the Fourth Extension Option, and timely and properly exercises the Fifth Extension Option, December 22, 2016.”

(b)The definition of “Facility Use Fee Date” is deleted and the following is substituted in its place:

“ “Facility Use Fee Date”: The twenty-third day of March, June, September and November, commencing on December 23, 2016. If any such day is not a Business Day, the Facility Use Fee Date will be the immediately preceding Business Day.”
(c)A new definition of “Sixth Amendment” is added immediately after the definition of “Seventh Facility Additional Fee”:

“ “Sixth Amendment”: The Sixth Amendment to Loan Agreement between Borrower and Lender.”
(d)A new definition of “Ninth Facility Additional Fee” is added immediately after the definition of “Maximum Lawful Rate”:

“ “Ninth Facility Additional Fee”: The fee in the amount of One Hundred Thousand Dollars ($100,000), which shall be earned on the Closing Date and shall be due and payable as follows: the first Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) shall be due and payable not later than October 24, 2016; the next Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) shall be due and payable not later than November 22, 2016; and the final Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($33,333.34) shall be due and payable not later than December 22, 2016.”
(e)A new definition of “Fifth Extension Option” is added immediately after the definition of “Fifth Amendment”:

“ “Fifth Extension Option”: The meaning specified in Section 2.7.”
(f)Section 2.4 is deleted in its entirety and the following is substituted in its place:

“Section 2.4. Determination and Payment of Interest. The Borrower shall pay all then outstanding, accrued Interest on the date of the First Amendment. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on the date of the Second Amendment. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on the date of the Third Amendment. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on the date of the Fourth Amendment. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on the date of the Fifth Amendment. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on the date of the Sixth Amendment. If Borrower exercises the First Extension Option, the Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on January 22, 2016. If Borrower exercises the Second Extension Option, the Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on February 22, 2016. If Borrower exercises the Third Extension Option, the Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on March 23, 2016. If Borrower exercises the Fourth Extension Option, the Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued

Interest on June 21, 2016. If Borrower exercises the Fifth Extension Option, the Borrower shall, to the extent not previously paid by Borrower to Lender, pay all then outstanding, accrued Interest on September 23, 2016. The Borrower shall, to the extent not previously paid by Borrower to Lender, pay all outstanding, accrued Interest on the Facility Maturity Date.”
(g)Section 2.7 is deleted and the following is substituted in its place:

“Section 2.7    Borrower’s Options to Extend the Facility Maturity Date. Provided no Event of Default has occurred and is continuing either at the time the applicable extension option is exercised or on the Facility Maturity Date that is being extended pursuant to the exercise of the related extension option, the Borrower shall have five consecutive options to extend the Facility Maturity Date, the first to extend the Facility Maturity Date to February 22, 2016 (the “First Extension Option”) and, if the Facility Maturity Date has been extended to February 22, 2016 by the timely and proper exercise of the First Extension Option, the second to extend the Facility Maturity Date from February 22, 2016 to March 23, 2016 (the “Second Extension Option”) and, if the Facility Maturity Date has been extended to March 23, 2016 by the timely and proper exercise of the First Extension Option and the Second Extension Option, the third to extend the Facility Maturity Date from March 23, 2016 to June 21, 2016 (the “Third Extension Option”) and, if the Facility Maturity Date has been extended to June 21, 2016 by the timely and proper exercise of the First Extension Option, the Second Extension Option, and the Third Extension Option, the fourth to extend the Facility Maturity Date from June 21, 2016 to September 23, 2016 (the “Fourth Extension Option”) and, if the Facility Maturity Date has been extended to September 23, 2016 by the timely and proper exercise of the First Extension Option, the Second Extension Option, the Third Extension Option, and the Fourth Extension Option, the fifth to extend the Facility Maturity Date from September 23, 2016 to December 22, 2016 (the “Fifth Extension Option”). The Borrower may exercise the First Extension Option by giving written notice to the Lender of Borrower’s intent to exercise the First Extension Option and paying to Lender on or before 1:00 PM Central Time on January 21, 2016 (it being agreed that, to constitute effective notice of such exercise of the First Extension Option, such notice must be in writing and received by Lender not later than 1:00 PM Central Time on January 21, 2016) (a) the Fifth Facility Additional Fee and (b) an amount equal to all accrued but unpaid Interest as of January 22, 2016. The Borrower may, if the First Extension Option has been timely and properly exercised, exercise the Second Extension Option by giving written notice to the Lender of Borrower’s intent to exercise the Second Extension Option and paying to Lender on or before February 19, 2016 (it being agreed that, to constitute effective notice of such exercise of the Second Extension Option, such notice must be in writing and received by Lender not later than 1:00 PM Central Time on February 19, 2016) (a) the Sixth Facility Additional Fee and (b) an amount equal to all accrued but unpaid Interest as of February 22, 2016. The Borrower may, if the First Extension Option and Second Extension Option have each been timely and properly exercised, exercise the Third Extension Option by giving written notice to the Lender of Borrower’s intent to exercise the Third Extension Option and paying to Lender on or before March 23, 2016 (it being agreed that, to constitute effective notice of such exercise of the Second Extension Option, such notice must be in writing and received by Lender not later than 5:00 PM Central Time on March 23, 2016) (a) the Seventh Facility Additional Fee and (b) an amount equal to all accrued but unpaid Interest as of March 23, 2016. The Borrower may, if the First Extension Option, Second Extension Option and Third Extension Option have each been timely and properly exercised, exercise the Fourth Extension Option by giving written notice to the Lender of Borrower’s intent to exercise the Fourth Extension Option and paying to Lender on or before June 21, 2016 (it being agreed that, to constitute effective notice of such exercise of the Fourth Extension Option, such notice must be in writing and received by Lender not later than 1:00 PM Central Time on June 21, 2016) (a) the Eighth Facility Additional Fee and (b) an amount equal to all accrued but unpaid Interest as of June 21, 2016. The Borrower may, if the First Extension Option, Second Extension Option, Third Extension Option and Fourth Extension Option have each been timely and properly exercised, exercise the Fifth Extension Option by giving written notice to the Lender of Borrower’s intent to exercise the Fifth Extension Option and paying to Lender on or before September 23, 2016 (it being agreed that, to constitute effective notice of such exercise of the Fifth Extension Option, such notice must be in writing and received by Lender not later than 3:00 PM Central Time on September 23, 2016) an amount equal to all accrued but unpaid Interest as of September 23, 2016.”
(h)Section 2.11(c) is deleted and the following is substituted in its place:

“(c) The Borrower shall pay the First Facility Additional Fee on or before April 24, 2015. The Borrower shall pay the Second Facility Additional Fee on or before June 24, 2015. The Borrower shall pay the Third Facility Additional Fee on or before August 24, 2015. The Borrower shall pay the Fourth Facility Additional Fee on or before November 23, 2015. If Borrower exercises the First Extension Option, the Borrower shall pay the Fifth Facility Additional Fee on or before January 22, 2016. If Borrower exercises the Second Extension Option, the Borrower shall pay the Sixth Facility Additional Fee on or before February 22, 2016. If Borrower exercises the Third Extension Option, the Borrower shall pay the Seventh Additional Facility Fee on or before March 23, 2016. If Borrower exercises the Fourth Extension Option, the Borrower shall pay the Eighth Facility Additional Fee on or before June 21, 2016. If Borrower exercises the Fifth Extension Option, the Borrower shall pay the Ninth Facility Additional Fee as follows: Borrower shall pay the first Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) on or before October 24, 2016; Borrower shall pay the next Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) on or before November 22, 2016; and Borrower shall pay the final Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($33,333.34) on or before December 22, 2016. The First Facility Additional Fee, the Second Facility Additional Fee, the Third Facility Additional Fee, the Fourth Facility Additional Fee, the Fifth Facility Additional Fee, the Sixth Facility Additional Fee, the Seventh Facility Additional Fee, the Eighth Facility Additional Fee and the Ninth Facility Additional Fee are each non-refundable.”
3.Borrower hereby remakes, on and as of the Amendment Date, each and every one of the representations and warranties of the Borrower in the Transaction Documents. Borrower hereby represents and warrants that no Event of Default exists.

4.Borrower hereby warrants and represents that as of the Amendment Date, (i) Borrower has been duly authorized to execute and deliver this Amendment; (ii) Borrower has no defense, offset or counterclaim with respect to the payment of any sum owed to Lender, or with respect to any agreement or covenant in the Transaction Documents; and (iii) Lender, on and as of the Amendment Date, has fully performed all obligations to Borrower which it may have had or has on and as of the Amendment Date. Without limiting the generality of the foregoing, Borrower, on its own behalf and on the behalf of its respective past, present and future representatives, partners, managers, members, shareholders, officers, directors, agents, employees, servants, affiliates and related companies, heirs, successors and assigns (hereinafter referred to collectively as the “Borrowing Group”), hereby waives, releases and forever discharges Lender, and its past, present and future officers, directors, subsidiary and affiliated entities or companies, agents, servants, employees, shareholders, partners, members, managers, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (hereinafter referred to collectively as the “Lender Group”), from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatever kind and nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing whatsoever, that any of the Borrowing Group, jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever that occurred, existed or may have occurred or existed on or before the Amendment Date arising out of or in any way connected to the Transaction Documents. It is acknowledged and agreed that Lender is specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants, and agreements constitute a material inducement to enter into this Amendment.

5.Borrower further agrees to pay, promptly after request from Lender, all fees and expenses up to a maximum of $5,000.00 (collectively, the “Modification Expenses”) associated with the consummation of the transactions contemplated in this Amendment, including, without limitation, the reasonable fees and expenses of Lender’s counsel and any related expenses incurred by Lender in connection with this Amendment.

6.Nothing contained this Amendment shall establish a custom or course of dealing. The execution and delivery of this Amendment by Lender is on a one-time basis only, and Lender shall not have any obligation to consent to any other matter or thing. By execution and delivery of this Amendment, Lender does not waive any Events of Default, defaults, or rights and remedies, all of which rights and remedies being expressly reserved by Lender.

7.Conditions. As consideration for, and as a condition precedent to, Lender’s agreement to enter into this Amendment, Borrower shall pay concurrently with the mutual execution of this Amendment:

(a)    To Lender, an amount equal to all accrued but unpaid Interest as of the Amendment Date (it being agreed that if payment of such Interest is so paid, no Facility Exit Fee shall be due and Borrower shall have no further obligation to pay the Facility Exit Fee); and
(b)    as directed by Lender, all Modification Expenses.
8.No Other Changes. Except as expressly modified or waived hereby, all of the terms and provisions of the Loan Agreement and the other Transaction Documents shall remain in full force and effect. The term “this Agreement” or “Loan Agreement” and all similar references as used in each of the Transaction Documents shall hereafter mean the Loan Agreement as amended by this Amendment.

9.Governing Law. This Amendment shall construed in accordance with and governed by the laws of the State of Illinois.

10.Counterparts; Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or electronic exchange of PDF signature pages), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

11.Entirety. This Amendment and the other Transaction Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Transaction Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:
IMH FINANCIAL CORPORATION,
a Delaware corporation
By:__________________________________
Lawrence D. Bain
Its: Chief Executive Officer

LENDER:
SRE MONARCH LENDING, LLC,
a Delaware limited liability company
By: Singerman Real Estate Management Company, L.P., its Manager
By: Singerman Real Estate, LLC, its
General Partner
By:__________________________________
Name: Seth Singerman
Title: Manager